UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019 (October 05, 2018)

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On October 11, 2018, Quest Solution, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing the closing of the purchase of HTS Image Processing, Inc. (“HTS” or the “Acquired Entity”) which qualifies as a “significant acquisition” under Rule 3-05 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”). The Company filed a Current Report on Form 8-K on October 11, 2018 and an Amendment No.1 to such Current Report on Form 8-K on December 24, 2018 (the “First Amendment”) to disclose the financial statements required under Regulation S-X. The Company is now filing an Amendment No.2 to the Current Report on Form 8-K on October 11, 2018 to amend the disclosed financial statements required under Regulation S-X that were previously filed as Exhibits 99.2, 99.3 and 99.4 to the First Amendment. The Company also included certain additional notes to the respective financial statements. The Company believes that the changes are not material but desired to clarify the disclosure.

Item 9.01 Financial statements and Exhibits

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the following are filed as exhibits to this Amendment No.2 to the Current Report on Form 8-K:

●	Audited Financial Statements of the Acquired Entity for the year ended December 31, 2017.

●	Unaudited Financial Statements of the Acquired Entity for the Nine Months Ended September 30, 2018 are filed as Exhibit 99.3 hereto.

●	Pro Forma Financial Statements for the Nine Months Ended September 30, 2018 are filed as Exhibit 99.4 hereto.

(b)	Exhibits.

Reference is made to the Exhibit Index following the signature page of this Amendment No.2 to the Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2019

QUEST SOLUTION, INC.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and CEO

Exhibit Index

Exhibit Number	Description

99.2	Audited Financial Statements of HTS Image Processing, Inc. for the year ended December 31, 2017.

99.3	Unaudited financial statements of HTS Image Processing, Inc. as of, and for the nine months ended September 30, 2018.

99.4	Pro Forma financial information of Quest Solution, Inc. and HTS Image Processing, Inc.